Exhibit 24.1 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.
/s/ Randy Henderson
Signature

Randy Henderson for Spectrum Equity Investors V, L.P.
Type or Print Name

September 23, 2009
Date

Exhibit 24.2 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for SEA V Management LLC
Type or Print Name

September 23, 2009
Date


Exhibit 24.3 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for SEI III Entrepreneurs' Fund, L.P.
Type or Print Name

November 2, 2009
Date

Exhibit 24.4 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for SEI III Entrepreneurs' LLC
Type or Print Name

November 2, 2009
Date

Exhibit 24.5 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for Spectrum Equity Associates III, L.P.
Type or Print Name

November 2, 2009
Date

Exhibit 24.6 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for Spectrum Equity Associates V, L.P.
Type or Print Name

September 23, 2009
Date

Exhibit 24.7 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for Spectrum Equity Investors III, L.P.
Type or Print Name

November 2, 2009
Date

Exhibit 24.8 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for Spectrum III Investment Managers' Fund, L.P.
Type or Print Name

November 2, 2009
Date

Exhibit 24.9 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson for Spectrum V Investment Managers' Fund, L.P.
Type or Print Name

September 23, 2009
Date

Exhibit 24.10 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Brion B. Applegate
Signature

Brion B. Applegate
Type or Print Name

10/27/09
Date

Exhibit 24.11 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ William P. Collatos
Signature

William P. Collatos
Type or Print Name

October 28, 2009
Date

Exhibit 24.12 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Ben Coughlin
Signature

Ben Coughlin
Type or Print Name

10/27/09
Date

Exhibit 24.13 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Randy Henderson
Signature

Randy Henderson
Type or Print Name

10/27/09
Date

Exhibit 24.14 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Michael J. Kennealy
Signature

Michael J. Kennealy
Type or Print Name

October 28, 2009
Date

Exhibit 24.15 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Kevin J. Maroni
Signature

Kevin J. Maroni
Type or Print Name

October 28, 2009
Date

Exhibit 24.16 - Power of Attorney
LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE
The undersigned, being a person or entity subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Act"), due to or with respect to his, her or its ownership of securities of Ancestry.com Inc. (the "Corporation"), hereby constitutes and appoints each of Howard Hochhauser, William Stern, Christopher Brookhart and their respective designees, as the undersigned's true and lawful attorney-in-fact and agent to complete and execute any and all forms or filings as such attorneys shall in their discretion determine to be required or advisable pursuant to the Act, other state or federal laws, the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to take all actions necessary in order to file such forms with the Securities and Exchange Commission, any governmental office or agency, any securities exchange or national association, or any other person or agency as such attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make any filings with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
This Limited Power of Attorney is executed as of the date set forth below.

/s/ Chris Mitchell
Signature

Chris Mitchell
Type or Print Name

October 28, 2009
Date